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                                                                    Exhibit 23.4

                              ARTHUR ANDERSEN LLP





                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated December 1, 1997 covering the historical statements of ILC Technology, Inc. included in EG&G, Inc.'s Form 8-K/A and to all references to our Firm included in this registration statement.



                                             /s/ Arthur Andersen LLP


San Jose, California
March 30, 1999